UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

GoodHaven Funds Trust
(Exact name of registrant as specified in charter)

374 Millbrun Avenue, Suite 306
Millburn, New Jersey 07041
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
(Name and address of agent for service)

626-914-7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2019

Item 1. Report to Stockholders.

Annual Report
November 30, 2019

GoodHaven Fund
Ticker:  GOODX

GoodHaven Capital Management, LLC

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the GoodHaven Fund (the “Fund”) will send a notice each time the Fund’s updated report is available on our website (goodhavenfunds.com/shareholder_reports.html). Investors enrolled in electronic delivery will receive the notice by e-mail with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021, will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1-855-OK-GOODX or 1-855-654-6639.

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Portfolio Management Discussion and Analysis	10
Sector Allocation	15
Historical Performance	16
Schedule of Investments	17
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Expense Example	34
Investment Advisory Agreement	36
Trustees and Executive Officers	39
Additional Information	41
Privacy Notice	42

GoodHaven Fund

PERFORMANCE as of November 30, 2019 (Unaudited)

		1 Year		Since	Since
	Calendar	Ended	5 Years	Incept.[1]	Incept.[1]
	Year 2019	11/30/19	Annualized	Cumulative	Annualized
GOODX	19.03%	5.83%	-0.06%	37.31%	3.73%
S&P 500 Index[2]	31.49%	16.11%	10.98%	183.40%	12.80%
Wilshire 5000 Total Market Index	27.72%	12.57%	8.06%	127.11%	9.92%
HFRI Fundamental Growth Index[3]	13.15%	6.60%	3.30%	22.68%	2.38%
HFRI Fundamental Value Index[3]	16.07%	7.29%	4.30%	51.94%	4.94%
CS Hedge Fund Index[3]	9.31%	6.30%	2.32%	31.60%	3.22%

[1]	The Fund commenced operations on April 8, 2011.
[2]	With dividends reinvested.
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 11/30/19. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-OK-GOODX or 1-855-654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

“You can’t pour water into a cup that’s full. Without humility there is no learning.”

Anonymous

January 3, 2020

To Our Fellow Shareholders:

This is the first shareholder letter since the advisor, GoodHaven Capital Management (“GoodHaven” or the “Advisor”), completed its recent consensual reorganization (reorg). In this letter I’ll recap the reorg, discuss the portfolio and performance, the markets/economic environment and some thoughts on how I think about the Fund going forward. Writing to you is an important responsibility – but writing per se is hardly my passion – expect worse prose and over time somewhat shorter letters.

In August 2019, the Fund’s independent trustees unanimously approved our new investment advisory agreement. Subsequently, in late November 2019, the Fund’s shareholders approved (with approximately 99.68% of those voting doing so affirmatively) the same. In conjunction with these approvals GoodHaven Capital’s

GoodHaven Fund

internal restructuring was completed which resulted in me becoming the sole controlling owner and portfolio manager. I thank our independent trustees and shareholders for their support. We could not have arrived at this point without the full backing of our long-time minority partner Markel Corporation, led by Tom Gayner and Dan Gertner. As previously disclosed, Markel recently invested an additional $15 million into the Fund. I’ve run out of accolades to describe what great partners they have been and continue to be. My long-time partner and the firm’s co-founder Keith Trauner maintains a minority ownership stake in the firm, is here to help with the transition and remains a friend to the firm and to me. Without Keith, there would have been no GoodHaven and his contributions to our list of successes is long.

Change can be invigorating and a plus, but don’t expect major alterations to our core investment philosophy. We remain focused on striving to compound wealth at attractive rates over time while being mindful of risk. Both markets and the business of money-management have changed in recent years (i.e. gotten harder to navigate). Value investing has been through a protracted period of struggle and many of our brethren have exited the business. But there are now good reasons to think that period of stress may be ending and our portfolio appears attractively positioned and undervalued.

There is no shortage of well documented industry statistics that you’ve previously read here and elsewhere, detailing the extreme discrepancies recently between the stock price performance of “value” and “growth” companies – as imperfect as those categories are. The data is obvious, well documented and likely implies an inflection point in sector performance sooner rather than later. But I’m sure you’re a bit tired of reading about this topic, and I’m a bit tired of penning my name to its discussion – so for this letter, enough said on that topic. By the way, we are always striving for strong long-term performance, whether or not we get help from some mean-reversion in the above trends.

I’d categorize 2019’s performance as solid. For the calendar year we were up about 19%. These are good absolute numbers in a low-rate world, and given that we held a material amount of cash – a drag on short-term performance in an up period. What’s also important is that I think the portfolio is still undervalued despite the recent gains and that business results across our portfolio companies have been strong. But we didn’t keep up with the major averages, and given the weak markets in Q3 and Q4 2018 we should have found a few more things to buy then which would have helped 2019 be even stronger.

Let’s discuss the portfolio. Our top five holdings are the same names as when we wrote you last: Barrick Gold, Alphabet, Berkshire Hathaway, Jefferies and WPX Energy.

Barrick was our biggest gainer in fiscal 2019, up about 32%. The wisdom of the Barrick/Randgold merger envisioned by John Thornton and Mark Bristow is now obvious. Recent improvements in production, costs, non-core asset sales, resolving the Tanzania issues, increasing dividends and a balance-sheet heading towards net debt free are noteworthy. It’s critical to keep in mind how important the price of gold

GoodHaven Fund

is to Barrick’s earnings, cash flow and intrinsic value.  Barrick also has material exposure to copper mining – and the supply/demand backdrop to copper pricing seems positive. We trimmed our Barrick holdings during the year, and may do so from time to time, but we remain constructive on the company’s future outlook.

Trading inactivity (not to be confused with research inactivity) usually leads to good compounded investment returns when the underlying business sees its results power ahead AND you paid an attractive entry price. This has been the case overall with our investment in Alphabet – also a top gainer in fiscal 2019, up about 20%. Since fiscal 2012, Alphabet’s (then Google) earnings per share have gone from about $16/share to a consensus estimate of about $55/share in 2020. Many other Alphabet financial metrics have seen progress during that period. Along the way the quality of the reported earnings has improved, as has the governance, and material losses in new ventures continue to mask the true earnings power. We have had some help from a price earnings (P/E) multiple expansion. Material optionality is only now being surfaced in products such as Maps and eCommerce.  One only needs to observe the impact Google’s search engine changes had recently on the results at TripAdvisor and Expedia (negative) to be reminded of Google’s dominance1.  Of course, this dominance has led to a more hostile regulatory climate – which they must navigate, and anything can change over time.  I continue to be comfortable with having Alphabet as a top holding while being mindful that P/E multiples can contract as well as expand.

By the way, Sundar Pichai was recently elevated to CEO of the parent company Alphabet in addition to his role at the Google search division. His new compensation plan includes a hurdle for vesting of his PSU’s (Performance Stock Units) that measure performance of Alphabet vs. the S&P 100 – a positive step in aligning interests with shareholders.

Berkshire continues to be a top holding and surprisingly misunderstood by many commentators. While the stock price only inched forward during the period intrinsic value has progressed at an acceptable rate. The shares remain undervalued and possess plenty of optionality given the cash hoard. By the way – trends (pricing/terms) in the P&C insurance industry broadly are improving. Succession planning and governance continues to evolve sensibly at Berkshire and while it’s not going out on a limb to say Mr. Buffett and Mr. Munger will pass away one day, I don’t think that disturbs the investment case for Berkshire today.

Jefferies declined modestly during the period while continuing to thoughtfully increase per share value. The current playbook continues to be to improve the return on equity (ROE) of the core business while also opportunistically disposing of non-core assets and repurchasing shares – as long as they continue to trade cheaply. Despite robust increases in financial markets since the financial crisis ROE’s across the investment banking/broker dealer space have been muted in general. The reasons

__________

[1]	http://oltnews.com/travel-sites-fault-google-for-revenue-slowdowns

GoodHaven Fund

are varied by company, including the obvious impact of less leverage and lower interest rates as well as the less obvious impact of more challenging and structural changes in certain lines of business. No one is more focused on improving the ROE at Jefferies than Rich Handler and Brian Friedman and they have not gotten the credit they deserve for simplifying Jefferies, managing risk well and positioning the company for the future. We remain optimistic about our investment in Jefferies, which is still priced below tangible book value.

WPX, historically a successful holding for us, declined during the period – though it has now increased materially in the last several weeks – up about 40% since November 30, 2019. I’ll skip re-hashing what an impressive job Rick Muncrief and team have done here historically. On December 16, 2019, WPX announced a material acquisition of Felix Energy, adding to its strong presence in the Permian Basin.  The Felix transaction was struck at a 60% discount to comparable Permian deals in the past two years and at a discount to WPX’s trading multiple pre-deal. We like the acquisition and its implication for WPX’s key financial metrics. WPX’s stock price materially underperformed the business progress until the last few weeks – and material upside remains. This is not an easy business, heavy capex is required, assets deplete, and oil prices are a very important component to the business overall. Having said that, we are comfortable with WPX, which appears undervalued, very well-run and with manageable leverage.

American Airlines was a material detractor during the period despite acceptable results and a cheap stock price that became cheaper – now trading at about 5x 2020 earnings. American continues to trail some of its brethren (including Delta, which we own as well) in certain key operating metrics. The 737-Max grounding was both bad and good – bad in the material inefficiencies it caused for American’s fleet, good in keeping industry capacity (pricing) tight. American also continues to struggle to get an acceptable mechanics union contract renewal completed. These two things are likely to self-correct sooner rather than later.  Free cash flow at American is about to increase dramatically – to perhaps $5 billion over the next two years – which compared to their recent market cap of about $12 billion is material, as capital spending declines from peak levels2. American’s near-term focus is to deleverage.  We feel comfortable with our airline industry exposure with both holdings – but especially American – undervalued, while the industry evolves as we’d hoped it would.

Builder’s FirstSource was our second biggest gainer during the period, up about 90%, despite being a moderate sized holding. This is how it works when it works – so let’s examine the backdrop, outcome and process.  Builder’s is the nation’s largest supplier of structural building products and services to the professional market for new residential construction and repair and remodeling. The company was formed through a merger of two competitors, leaving the company leveraged and with much work to do executing on the promised substantial synergies. This is a consolidating,
__________

[2]	https://americanairlines.gcs-web.com/static-files/8a1302c7-8253-46e7-96bf-94ba7af4c294

GoodHaven Fund

cash generative industry starting to favor the biggest players, and with minimal real disintermediation risks. However, they do operate in a cyclical industry. Starting in mid-2018, single family housing trends weakened, as a combination of higher home prices and rising mortgage rates tempered demand. Builder’s was progressing well on their post-merger operating plans, ahead of my expectations, despite a volatile environment for lumber prices. However, the shares found themselves back at $14 in November 2018, trading at about 10x adjusted earnings as the share prices of many companies in/around the housing industry were weak and extrapolating a deeper housing downturn. Our view was that Builder’s stock price reflected a draconian and unlikely industry outlook, but one they could manage, and that substantial upside existed if conditions were just flattish and management continued to execute. So since then Builder’s leadership, led by COB Paul Levy, CEO Chad Crowe and CFO Peter Jackson, has performed well. For the period ending September 30, 2019 EBITDA margins are up 100 bps YOY, leverage is down from 3.9x (debt/EBITDA) to 2.5x YOY and single-family housing starts actually saw industry growth in 2019 after entering the year with the headlines screaming negative. The shares almost doubled during the period, remain attractively priced, and the positive backdrop of a still underbuilt single family housing market and more consolidation opportunities remains.  Our other direct housing related company Lennar Corporation – Class B was also a solid contributor, up about 37% for the annual period.

We added some FNMA common to our FNMA Preferred holdings – this situation is evolving well, has yielded gains so far, but remains volatile with many variables at play.

Rounding things out – Macy’s was a material decliner during the period and unlikely to be a holding for the long-term.  HP Inc. was a great turnaround investment for us early on but declined during the period. Though still cheap I fear we hung around a bit too long as structural industry risks keep appearing in their print division. There is a possible merger with Xerox being pursued by Xerox – we wish them godspeed.

Overall our investment process has been more productive recently: quality new ideas include Store Capital, Delta Air Lines Inc., Lennar Corporation – Class B, Builder’s FirstSource, Hess Midstream, Mohawk Industries and special situations like the Fannie Mae Pref’s (and now common).  In addition, we have avoided “cutting the flowers and watering the weeds” by allowing Berkshire and Alphabet to become larger holdings. Today’s obvious excesses and a confusing and noisy macro backdrop will not distract us from searching far and wide for new and sensible investments that have both potential for gain and a margin of safety. Along those lines we’ve just started buying a new and interesting holding – a smaller, foreign company – more in the next letter.

Further and even with extensive experience, a review of our past process leaves me reminded that: 1) growing high return companies are special; 2) without a catalyst, intrinsic value better be rising as you sleep; 3) there is no shame in jumping over lower hurdles; and 4) it’s not an IQ test – decision making, insights and position

GoodHaven Fund

sizing are critical aspects of performance. Of course, material realized losses are just unacceptable. Despite my insistence that our process always improve it’s also usually a bad idea when allocating capital to immediately do what you wish you had done three or four years ago.

The economic backdrop continues to be very unusual. The structure of financial markets is also much different than even five or six years ago. Way back in 2015, when discussing very low interest rates, money printing, and more Berkshire Vice-Chairman Charlie Munger said3:

“I think something so strange and so important is likely to have consequences. I think it’s highly likely that the people who confidently think they know the consequences – none of whom predicated this – now they know what’s going to happen next? Again, the witch doctors. You ask me what’s going to happen? Hell, I don’t know what’s going to happen. I regard it all as very weird. If interest rates go to zero and all the governments in the world print money like crazy and prices go down – of course I’m confused. Anybody who is intelligent, who is not confused, doesn’t understand the situation very well. If you find it puzzling, your brain is working correctly.”

The above summary of things is still relevant, and you can add to that very large domestic budget deficits and as the World Bank just warned a greater than 50% increase since 2010 in emerging market debt levels. Though it’s worth noting that domestic consumer debt seems in good shape. Munger’s caustic style aside I think he makes important points not only about the unusual economic set of circumstances but also about the difficulty in accurately predicting the effect these things have had and will have on markets.  I am always reminded that it’s not what you don’t know that often gets you in trouble, it’s in not knowing what you don’t know that does.

Plenty has been written about the current structural makeup of today’s domestic financial markets – but it’s worthy of a few more comments. While the exact number is unknown, commentators have estimated that around 75% of today’s domestic stock market trading is in the hands of automated/electronic strategies of one sort or another.  This is a very different market structure than only five or six years ago, much less fifteen. Those strategies often have very little in common with one another. But what they might one day have in common is a desire to, at similar times, be net sellers of stocks, begetting more selling and so on. Many of these strategies do not make trading decisions based on the fundamentals or the economic outlook of what they are selling (or buying). The dramatic declines we saw in Q3 and Q4 of 2018 were only a taste of the market volatility we may experience periodically.  I have no interest in pontificating about any of these different automated approaches to investing. Some make sense to me even if it’s not my skill set, some don’t – in fact I wish I had bought some Blackrock Inc. stock years ago for us. But today’s market structure does remind me that while it has always been critical for a fundamental investor to be able to ignore stock price movements in the short-term and focus on business fundamentals – this is more important than ever, and harder. Many say they do it, many fewer do.
__________

[3]	https://www.forbes.com/sites/phildemuth/2015/03/26/quote-of-the-year/#732c9d1322f4

GoodHaven Fund

At present the domestic economy seems, for lack of a more sophisticated phrase, OK. Let us recall that it was only a year ago that the S&P 500 Index had its worst monthly performance (December 2018) since the Depression and that it was a foregone conclusion by many (including people I admire) that a recession was upon us. This is not to say that yours truly knew that the economy would improve, or that the Fed would return to a more accommodative monetary stance. I did not. While I’m sure we’ll have recessions in the future I’m also sure I can’t predict when or how long one will last and the depth etc. I’m also suspect that even if your crystal ball told you the timing and duration of the next recession you should pass on an investment that met all your criteria and looked like an attractive risk adjusted future compounded return.

A few closing comments. The competitive dynamics in many industries is more unforgiving than in the recent past – technology and more are amongst the culprits – but many formally acceptable second and third tier companies look more challenged than ever. It’s also true that the real economy is more impacted by financial market volatility than historically – everyone checking their portfolios 24/7 has seen to that. These are just part of today’s investment and business landscape.

I thank you all for your continued confidence and support of the reorg. I have added to my Fund holdings this past year and have made certain sacrifices within the business to help facilitate the recent reorg.  I remain confident and excited about our future.

Sincerely,

Larry

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections,

GoodHaven Fund

estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

References to other mutual funds should not be interpreted as an offer of these securities.

Must be preceded or accompanied by a prospectus. It is not possible to invest directly in an index.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Tangible Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets (but excluding the value of any intangible assets, such as goodwill).

P/E Ratio:  Valuation ratio calculated by dividing current stock price of a company by its earnings per share

Return on Equity: A measure of financial performance calculated by dividing net income by shareholder’s equity (assets minus liabilities)

Basis Point: One hundredth of a percent (0.01%)

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

GoodHaven Fund

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

The GoodHaven Fund is distributed by Quasar Distributors, LLC

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $24.48 at November 30, 2019 based on 3,851,757 shares outstanding.  This compares to the Fund’s NAV of $23.43 at November 30, 2018, an NAV of $22.07 at May 31, 2019, and an NAV of $20.00 at inception on April 8, 2011.  As of December 31, 2019, the date of this manager’s discussion and analysis (MD&A), the Fund’s NAV was $25.32, an approximate 5% increase since the end of the fiscal period (inclusive of the dividend distributed in December 2019).  Although the Fund did not pay a capital gains distribution in 2019, it did pay an income distribution of $0.32201 per share which reduced per share NAV on the ex-dividend date (December 13, 2019).  Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date.  Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended November 30, 2019.

In late November 2019, the Fund’s shareholders approved a new investment advisory agreement for the Fund in conjunction with a reorganization of the Advisor which has subsequently been completed.  Details of this reorganization have been previously disclosed in a proxy filing dated October 25, 2019.  As a result of the reorganization Larry Pitkowsky became the Fund’s sole portfolio manager, Chairman of the Board of Trustees, and the controlling owner of the Advisor. Keith Trauner is now a minority partner of the Advisor and no longer a portfolio manager of the Fund.

The Fund’s positive absolute 2019 performance for the 2019 fiscal period of up 5.83% was not enough to keep up with an unusually strong increase in the S&P 500 Index of up 16.11%, although a number of other equity indexes did not perform nearly as well as the S&P 500 Index.  The Fund’s substantial cash position acts as a drag on performance in a strong market environment.  Please see the portfolio manager’s letter to shareholders for additional information regarding performance and comparisons to other indexes.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-OK-GOODX or 1-855-654-6639.

Subsequent to the end of the period, the Fund increased approximately an additional 5% in the month of December (including the dividend of $0.32201 paid on December 13, 2019) .  Recent years have been frustrating for investors that follow a similar “value” investment approach used by the Fund, particularly as the underperformance was juxtaposed by a massive flow of capital into index funds.  Our calendar 2019 results, while strong on an absolute basis lagged on a relative basis.  We continue to note that the Fund’s portfolio looks very different than the S&P 500 in

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

composition and concentration and has a number of non-correlated investments and a significant cash holding.  As mentioned previously, we note that multiple investment managers, some with outstanding long-term records, but who have struggled in the last couple of years, recently retired or decided to wind-up their funds.

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse.  The portfolio manager continues to be among the largest individual owners of Fund shares and continues to have significant personal assets at risk, aligning with the interests of shareholders.  Although we cannot predict when investors will once more exhibit risk aversion and abandon more aggressive strategies, we continue to believe that regression to the mean is a core characteristic of financial markets. Having said that the advisor is focused on improving the Fund’s performance regardless of any help from sector mean reversion.

The portfolio manager believes that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Moreover, as we have noted, value investing has been out of favor for an extended period of years.  Please note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  There are other indexes whose performance may diverge materially from that of the S&P 500 Index.  Below is a table of the Fund’s top ten holdings and categories as of November 30, 2019 (as a percent of net assets).

Top 10 Holdings[1,3]	%	Top Categories[2,3]	%
Barrick Gold Corp.	7.7%	Cash and Equivalents	23.6%
Alphabet Inc. – Class C	7.3%	Financial Services	9.8%
Berkshire Hathaway		Oil & Gas Exploration
Inc. – Class B	6.9%	& Production	9.0%
Jefferies Financial Group Inc.	6.5%	Air Transportation	7.8%
WPX Energy, Inc.	5.5%	Metals & Mining	7.7%
American Airlines Group Inc.	4.1%	Computers & Software	7.3%
Delta Air Lines, Inc.	3.7%	Diversified Holding Companies	6.9%
Builders FirstSource, Inc.	3.5%	General Building Materials	3.5%
Spectrum Brands Holdings, Inc.	3.5%	Consumer Products	3.5%
Mohawk Industries Inc.	3.1%	Flooring	3.1%
Total	51.8%		82.2%

1	Top ten holdings excludes cash and Government and Agency Obligations.
2	Where applicable, includes short-term Government and Agency Obligations.
[3]	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

The Fund continued to experience net outflows in 2019, although such outflows on a net basis have diminished in recent months and assets appear reasonably stable.  Since inception of the Fund, there have been periods where there were large new shareholder subscriptions and periods with significant net withdrawals.  We believe this was primarily caused by shareholders who were attracted by the potential for better performance in a concentrated value fund but which have been negatively and emotionally affected by volatility in results – resulting in short-term behavior that tends to reduce returns among mutual fund investors.

Material swings in shareholder subscriptions and redemptions have made management of the portfolio more difficult.  During the most recent fiscal year, the portfolio managers were able to undertake actions to avoid creating taxable capital gains during 2019 without materially affecting portfolio values.  Although the Fund now has a net gain on its overall portfolio, it retains a loss-carryforward that is available to offset a material portion of the current unrealized profit in the Fund.  The Fund’s investments are stated as of November 30, 2019, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the year ended November 30, 2019 were: Barrick Gold rose as financial metrics improved post the integration of the Barrick and Randgold merger and the price of gold advanced during the period. Builder’s FirstSource increased as strong cash flow and earnings growth were coupled with an improving housing market. Alphabet increased as it reported strong growth in revenues and certain other financial metrics. Lennar Corporation – Class B shares rose as it reported strong results and the housing market improved throughout the period. Fannie Mae preferred shares rose as it appears that some concerted efforts are underway to craft a plan of recapitalization of the government’s complex control of Fannie Mae which may materially benefit these junior preferred securities.  Spectrum Brands shares increased as it reported improving earnings and a more stable business outlook.

The Fund’s investments having the most negative impact on the portfolio for the year ended November 30, 2019 were: American Airlines, WPX Energy, Birchcliff Energy, HP Inc., Macy’s and Overstock.com.  American fell despite solid earnings and bookings as it was forced to ground its new fleet of 737 Max aircraft and struggled with labor inefficiencies. WPX declined despite strong operating results as the oil/gas sector was very out of favor throughout the period – but then saw its share price increase materially in December 2019 in conjunction with an acquisition it announced. Birchcliff Energy declined despite strong operating results as the oil/gas sector was very out of favor throughout the period, however its stock price increased since fiscal year end.  HP Inc. declined in response to a shortfall in its replacement ink and toner revenue; and Macy’s declined amidst disappointing financial results.  Overstock.com – previously not disclosed – declined amidst disappointing results, lack of progress on

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

their blockchain initiatives and resignation of their CEO. The position was eliminated during the period. We do not believe that most of these businesses were materially impaired during the period despite declining share prices.

The manager of the Fund does not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  In the six months ended November 30, 2019, the largest single factor affecting performance was a decline in both energy shares and airline shares (where energy is a primary cost component) – an unusual combination.  The portfolio manager generally does not try to predict macroeconomic or market swings and prefers instead to try to react to what happens.

The Fund’s turnover rate of 8%, a measure of how frequently assets within a fund are bought and sold by the manager, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management LLC, the Fund’s investment advisor.  Turnover rates remain low and have been modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund.  Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio manager believes that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments.  In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and has held some modest hedges from time to time.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

We continue to believe that having a cash cushion provides a strategic advantage. Had our cash been invested in index funds in recent years, our performance would have been materially higher, however management of the fund concurs with the portfolio manager that giving up relative performance is not the same as losing money.  In an equity downturn, we would expect our liquidity to act as a cushion until redeployed advantageously.  Further, our liquidity has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash or cash equivalent position for an extended period of time.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.  We note that although the Fund had significant liquidity during the period from Inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), we believe performance was still reasonable by relative and

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

absolute standards over that time frame.  The portfolio manager’s letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.  Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress that could adversely impact the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of November 30, 2019, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 226,786 shares of the Fund. The portfolio manager added to his holdings during the fiscal year. It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR ALLOCATION at November 30, 2019 (Unaudited)

Asset/Sector	% of Net Assets

U.S. Government Securities	21.2%
Financial Services	9.8%
Oil & Gas Exploration & Production	9.0%
Air Transportation	7.8%
Metals & Mining	7.7%
Computers & Software	7.3%
Diversified Holding Companies	6.9%
General Building Materials	3.5%
Consumer Products	3.5%
Flooring	3.1%
Industrial Supplies	3.0%
Computer Hardware	2.6%
Home Builder	2.6%
Cash & Equivalents[1]	2.4%
Telecommunications	2.1%
Property/Casualty Insurance	2.0%
Marine Services & Equipment	1.7%
Government Agency	1.5%
Real Estate	1.3%
Retail	1.0%
Total	100.0%

Equities are classified by sector. Debt is classified by asset type.
[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund

HISTORICAL PERFORMANCE (Unaudited)

Value of $10,000 vs. S&P 500 Index

Average Annual Total Returns
Periods Ended November 30, 2019

				Annualized	Value of
	One	Three	Five	Since Inception	$10,000
	Year	Year	Year	(4/8/2011)	(11/30/2019)
GoodHaven Fund	5.83%	1.99%	-0.06%	3.73%	$13,731
S&P 500 Index	16.11%	14.88%	10.98%	12.80%	$28,340

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2019

Shares	COMMON STOCKS – 75.0%	Value

	Air Transportation – 7.8%
136,000	American Airlines Group Inc.	$3,908,640
60,000	Delta Air Lines, Inc.	3,438,600
		7,347,240

	Computer Hardware – 2.6%
120,400	HP Inc.	2,417,632

	Computers & Software – 7.3%
5,310	Alphabet Inc. – Class C [1]	6,929,337

	Consumer Products – 3.5%
52,464	Spectrum Brands Holdings, Inc.	3,280,049

	Diversified Holding Companies – 6.9%
29,400	Berkshire Hathaway Inc. – Class B [1]	6,476,820

	Financial Services – 9.8%
59,143	Federated Investors, Inc. – Class B	1,982,474
292,512	Jefferies Financial Group Inc.	6,113,501
20,370	Brookfield Asset Management Inc.	1,189,812
		9,285,787

	Flooring – 3.1%
21,000	Mohawk Industries Inc. [1]	2,926,770
	General Building Materials – 3.5%
129,400	Builders FirstSource, Inc. [1]	3,288,054

	Government Agency – 0.1%
50,000	Federal National Mortgage Association [1]	138,500

	Home Builder – 2.6%
51,946	Lennar Corporation – Class B	2,450,293

	Industrial Supplies – 3.0%
122,805	Systemax Inc.	2,844,164

	Marine Services & Equipment – 1.7%
130,823	Stolt-Nielsen Ltd.	1,563,497

	Metals & Mining – 7.7%
429,650	Barrick Gold Corp.	7,218,120

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2019 (Continued)

Shares	COMMON STOCKS – 75.0% (Continued)	Value

	Oil & Gas Exploration & Production – 9.0%
1,403,100	Birchcliff Energy Ltd.	$2,323,887
50,667	Hess Midstream Partners LP	1,036,140
525,046	WPX Energy, Inc. [1]	5,166,453
		8,526,480

	Property/Casualty Insurance – 2.0%
2,400	Alleghany Corp. [1]	1,872,096

	Real Estate – 1.3%
30,000	STORE Capital Corp. – REIT	1,221,300

	Retail – 1.0%
65,000	Macy’s Inc.	995,800

	Telecommunications – 2.1%
33,000	Verizon Communications Inc.	1,987,920
	TOTAL COMMON STOCKS
	(Cost $51,906,460)	70,769,859

	PREFERRED STOCKS – 1.4%

	Government Agency – 1.4%
7,750	Federal National Mortgage Association,
	Series E, 5.100% [1,2]	127,875
19,980	Federal National Mortgage Association,
	Series R, 7.625% [1,2]	189,810
27,846	Federal National Mortgage Association,
	Series S, 8.250% [1,2,3]	296,281
71,981	Federal National Mortgage Association,
	Series T, 8.250% [1,2]	714,052
		1,328,018
	TOTAL PREFERRED STOCKS
	(Cost $1,077,942)	1,328,018

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2019 (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 21.2%	Value

	United States Treasury Bills – 21.2%
$3,500,000	2.054% due 12/19/2019 [4]	$3,497,553
8,000,000	2.020% due 1/9/2020 [4]	7,986,813
1,000,000	1.851% due 2/6/2020 [4]	997,149
7,500,000	1.680% due 3/19/2020 [4]	7,465,339
		19,946,854
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $19,939,599)	19,946,854
	Total Investments
	(Cost $72,924,001) – 97.6%	92,044,731
	Cash and Other Assets in
	Excess of Liabilities – 2.4%	2,227,270
	TOTAL NET ASSETS – 100.0%	$94,272,001

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Perpetual maturity.
[3]	Variable rate dividend; rate shown is rate of last dividend.
[4]	Rate represents the annualized effective yield to maturity from the purchase price.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2019

ASSETS
Investments in securities, at value
(Cost $72,924,001) (Note 2)	$92,044,731
Cash	2,231,634
Receivables:
Fund shares sold	247
Dividends and interest	81,651
Total assets	94,358,263

LIABILITIES
Payables:
Fund shares redeemed	870
Management fees	69,866
Support services fees	15,526
Total liabilities	86,262

NET ASSETS	$94,272,001

COMPONENTS OF NET ASSETS
Paid-in capital	$79,646,276
Total distributable earnings	14,625,725
Net assets	$94,272,001
Net Asset Value (unlimited shares authorized):
Net assets	$94,272,001
Shares of beneficial interest issued and outstanding	3,851,757
Net asset value, offering and redemption price per share	$24.48

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Year Ended November 30, 2019

INVESTMENT INCOME
Dividend income
(net of $33,660 in foreign withholding taxes)	$2,330,590
Interest	437,592
Total investment income	2,768,182

EXPENSES
Management fees	853,604
Support services fees	189,690
Legal expense	7,396
Total expenses	1,050,690
Net investment income	1,717,492

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain on transactions
from investments & foreign currency	5,551,436
Net change in unrealized appreciation/depreciation
on investments & foreign currency	(3,017,320)
Net realized and unrealized gain	2,534,116
Net increase in net assets resulting from operations	$4,251,608

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,717,492	$683,781
Net realized gain on investments
& foreign currency	5,551,436	17,823,403
Change in unrealized appreciation/
depreciation on investments
& foreign currency	(3,017,320)	(16,672,566)
Net increase in net assets
resulting from operations	4,251,608	1,834,618

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,267,729)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares [1]	(18,241,715)	(100,544,136)
Total decrease in net assets	(15,257,836)	(98,709,518)

NET ASSETS
Beginning of year	109,529,837	208,239,355
End of year	$94,272,001	$109,529,837

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2019		November 30, 2018
	Shares	Value	Shares	Value
Shares sold	842,755	$20,047,847	340,822	$8,160,387
Shares issued in
reinvestment
of distributions	53,217	1,129,785	—	—
Shares redeemed [2]	(1,719,107)	(39,419,347)	(4,496,566)	(108,704,523)
Net decrease	(823,135)	$(18,241,715)	(4,155,744)	$(100,544,136)

[2]	Net of redemption fees of $243 and $811, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended November 30,
	2019	2018	2017	2016	2015
Net asset value at
beginning of year	$23.43	$23.58	$23.37	$20.52	$26.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss) [1]	0.42	0.11	(0.04)	0.02	0.01
Net realized and unrealized
gain (loss) on investments	0.90	(0.26)	0.25	2.83	(4.40)
Total from
investment operations	1.32	(0.15)	0.21	2.85	(4.39)

LESS DISTRIBUTIONS:
From net investment income	(0.27)	—	—	—	—
From net realized gain	—	—	—	—	(1.87)
Total distributions	(0.27)	—	—	—	(1.87)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value
at end of year	$24.48	$23.43	$23.58	$23.37	$20.52

Total return	5.83%	(0.64)%	0.90%	13.89%	(17.49)%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end
of year (millions)	$94.3	$109.5	$208.2	$271.6	$267.9
Portfolio turnover rate	8%	13%	14%	8%	18%

Ratio of expenses to
average net assets	1.11%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment
income (loss) to
average net assets	1.81%	0.47%	(0.16)%	0.07%	0.06%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2019

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange  are valued at the last sale price in the over-the-counter market. If a non- exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved  by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is  an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would  use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that  are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019. See the Schedule of Investments for the sector breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$70,769,859	$—	$—	$70,769,859
Preferred Stocks	1,200,143	127,875	—	1,328,018
U.S. Government
Securities	—	19,946,854	—	19,946,854
Total Investments	$71,970,002	$20,074,729	$—	$92,044,731

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2019:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Call Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$(24,575)	$(3,168)

The Fund did not hold derivative instruments as of November 30, 2019.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2019, the Fund did not defer any late year losses. As of November 30, 2019, the Fund had short-term capital loss carryovers of $2,248,148 and long-term capital loss carryovers of $3,291,171 with unlimited expiration.

As of November 30, 2019, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of November 30, 2019, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2019 there were no adjustments made to distributable earnings or paid-in capital.

E.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

F.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex- dividend date.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

H.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

The following table indicates the average volume for the year ended November 30, 2019:

Average notional value of:
Options purchased	$33,738

K.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

L.	Shareholder Meeting (Unaudited). At a special meeting of the shareholders held on November 26, 2019, the Fund’s shareholders voted on one proposal:

1) To approve a new investment advisory agreement with GoodHaven Capital Management, LLC.

For %	Against %	Abstain %
99.678%	0.176%	0.146%

M.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

At a meeting held on December 2, 2019, subsequent to the Funds’ fiscal year ended November 30, 2019, the Board approved the appointment of a new Trust Chief Compliance Officer, Bernadette Murphy of Vigilant Compliance,

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

LLC. In addition, the Board approved Larry Pitkowsky as Chairman of the Trust and Lynn Iacona as Secretary and Treasurer of the Trust.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the year ended November 30, 2019, is disclosed in the Statement of Operations.

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the year ended November 30, 2019, is disclosed in the Statement of Operations. The Fund incurred non-day-to-day operational expenses not included in the Support Agreement, which are disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended November 30, 2019, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$6,157,053	$21,567,998

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2019.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2019 and the year ended November 30, 2018, was as follows:

	November 30, 2019	November 30, 2018
Ordinary income	$1,267,729	$ —

As of year end November 30, 2019, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$73,050,152
Gross tax unrealized appreciation	27,584,915
Gross tax unrealized depreciation	(8,590,336)
Net tax unrealized appreciation	18,994,579
Undistributed ordinary income	1,225,618
Undistributed long-term capital gain	—
Total distributable earnings	1,225,618
Other accumulated loss	(5,594,472)
Total accumulated earnings	$14,625,725

GoodHaven Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of GoodHaven Funds Trust
Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of GoodHaven Fund (the “Fund”), a series of GoodHaven Funds Trust, including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 23, 2020

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and support services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 – November 30, 2019).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2019 (Unaudited) (Continued)

ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2019 –
	June 1, 2019	November 30, 2019	November 30, 2019 [1]
Actual	$1,000.00	$1,091.40	$5.87
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.45	$5.67

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.12%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the half-year period).

GoodHaven Fund

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 20, 2019 the Board of Trustees of the Trust (the “Board”) (which is comprised of five persons, three of whom are Independent Trustees and two of whom are Interested Trustees, as defined under the Investment Company Act of 1940) considered the approval of a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) for the GoodHaven Fund (the “Fund”) between the GoodHaven Funds Trust (the “Trust”) and GoodHaven Capital Management, LLC (the “Investment Adviser”).  The New Investment Advisory Agreement approval was being considered in connection with a corporate reorganization of the Investment Adviser (the “Reorganization”) and contingent on Fund shareholder approval. At the meeting, the Board received and reviewed substantial information regarding the Reorganization, the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the New Investment Advisory Agreement. In addition, the Board, including the Independent Trustees, considered the information provided at regularly scheduled meetings throughout the year (including the meeting held on May 8, 2019) regarding the Fund’s performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Board at regularly scheduled meetings. The Board also considered and took into account information they had received in their review of the continuance of the Current Investment Advisory Agreement for the Fund in January 2019, including with respect to comparative expenses and performance information. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the New Investment Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services that had been provided by the Investment Adviser to the Fund and that are expected to be provided by the Investment Adviser to the Fund following the completion of the Reorganization. The Board reviewed the terms of the New Investment Advisory Agreement and noted that such terms are substantially identical to the terms of the Current Investment Advisory Agreement, except for different execution and effective dates. The Board reviewed the Investment Adviser’s investment approach for the Fund and its research process and concluded that these would be generally unchanged. The Board considered the resources of the Investment Adviser and the personnel of the Investment Adviser who provide investment management services to the Fund noting that Mr. Pitkowsky would be the sole portfolio manager once Mr. Trauner ceased to serve in this capacity. They also reviewed the non- investment resources and personnel of the Investment Adviser that are involved in the Investment Adviser’s services to the Fund, including the Investment Adviser’s compliance and administration resources and personnel.

The Board considered that the Investment Adviser will continue to supervise and monitor the performance of the Fund’s service providers and will continue to provide

GoodHaven Fund

INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Board also considered that the Investment Adviser will continue to provide those investment management and research services and resources to the Fund following the completion of the Reorganization and that one of the current portfolio managers of the Fund will continue to manage the Fund under the New Investment Advisory Agreement.

The Board considered the Investment Adviser’s discussion of the Reorganization and its representations that the Reorganization will not have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance and other services.

Based on these considerations, the Board concluded that the nature, extent and quality of services that the Investment Adviser will provide to the Fund under the New Investment Advisory Agreement is expected to be satisfactory and consistent with the terms of the Current Investment Advisory Agreement.

Performance of the Fund. In considering the Fund’s anticipated performance under the New Investment Advisory Agreement, the Board noted that they regularly reviewed and discussed throughout the year data prepared by the Investment Adviser and information comparing the Fund’s performance with the performance of certain benchmarks. The Fund’s current prospectus provides performance information for the S&P 500 Index. The materials provided to the Board included performance information for the S&P 500 Index and for Wilshire 5000 Total Market Index, HFRI Fundamental Growth Index, HFRI Fundamental Value Index and CS Hedge Fund Index. The Investment Adviser selected these additional benchmark funds in order to provide a broader view of what Fund management considers to be competitive performance results beyond the better-known S&P 500 Index. Performance information was provided for the Fund and the benchmarks for the 6-month period ended June 30, 2019 and the one-year and two-year periods ending December 31, 2018. The Fund’s performance was below the average of the benchmarks. The Board also noted the Investment Adviser’s belief that the Reorganization of the Investment Adviser may result in enhanced performance results for the Fund and its shareholders to the extent that the decision-making process will be streamlined and control of the Investment Adviser will be consolidated under Mr. Pitkowsky. Further the Board believed that the Reorganization of the Investment Adviser should not reduce the level of service that the Investment Adviser has provided to the Fund in the past.

Investment Advisory Fee and Expenses. The Board noted that the stated investment advisory fee to be paid by the Fund to the Investment Adviser is identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The Board also considered information showing the fees and expenses of the Fund in comparison to the investment advisory fees

GoodHaven Fund

INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

and expense ratios of a peer group of funds. The peer group of funds was selected by the Investment Adviser using data generated by Morningstar and include 14 funds in a “selected peers” group and 12 funds in a “similar funds” group, the latter group including funds that have investment philosophies and investment strategies that are similar to the Fund. The Board noted that the Investment Adviser’s total expenses were below the average total expenses for both groups of funds even though almost all of the peer group funds were substantially larger or part of fund families with much greater assets than the Fund and therefore such peer group funds enjoy scale benefits that the Fund does not currently have.

Economies of Scale. Given the current net assets of the Fund, the Board noted that the advisory fee charged to the Fund anticipates scale benefits that do not currently exist. Should Fund assets grow materially, the Independent Trustees will continue to monitor the appropriateness of the advisory fee in light of scale benefits.

The Board concluded that the investment advisory fee to be paid by the Fund to the Investment Adviser under the New Investment Advisory Agreement was not unreasonable in relation to the nature and quality of the services to be provided by the Investment Adviser.

Profitability. The Board noted that there would be no change in the investment advisory fee under the New Investment Advisory Agreement and considered information provided by the Investment Adviser regarding the anticipated profitability of the Investment Adviser with respect to the investment advisory services to be provided by the Investment Adviser to the Fund. The Board also considered the Investment Adviser’s anticipated profit margin in connection with the overall operation of the Fund. The Board also considered whether any direct or indirect benefits were received by the Investment Adviser and its affiliates from their relationship with the Fund (such as “soft dollar” arrangements) and concluded no such benefits were received. The Board concluded that the Investment Adviser’s anticipated profitability with respect to the investment advisory services to be provided to the Fund would not be excessive.

Conclusion. After consideration of the factors described above as well as other factors, the Board, including the Independent Trustees, concluded that the New Investment Advisory Agreement for the Fund, including the investment advisory fee payable thereunder, was fair, not unreasonable and in the best interest of the Fund and its shareholders. In coming to this conclusion, the factors considered and the importance assigned to such factors may have been different for each Trustee. The Board, including separately the Independent Trustees, voted to approve the New Investment Advisory Agreement and to recommend that the shareholders approve the New Investment Advisory Agreement.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
and Age	Trust	Served	During Past Five Years	Trustees	5 Years

Independent Trustees of the Trust

Richard A. Conn, Jr.	Trustee	Indefinite	Managing Partner,	1	None
c/o GoodHaven Capital		Term;	Innovate Partners LLC
Management LLC		Since	(private investment
374 Millburn Avenue,		January	company) (2009 to present)
Suite 306		2016
Millburn, NJ 07041
Born: 1957

Bruce A. Eatroff	Trustee	Indefinite	Founding Partner, Halyard	1	None
c/o GoodHaven Capital		Term;	Capital (private equity firm)
Management LLC		Since	(2006 to present)
374 Millburn Avenue,		January
Suite 306		2016
Millburn, NJ 07041
Born: 1963

Steven H. Tishman	Trustee	Indefinite	Managing Director and	1	Director,
c/o GoodHaven Capital		Term;	Global Head of Mergers		Acushnet
Management LLC		Since	and Acquisitions Group,		Holdings
374 Millburn Avenue,		January	Houlihan Lokey (global
Suite 306		2016	investment bank)
Millburn, NJ 07041
Born: 1957

Interested Trustees and Officers of the Trust

Larry Pitkowsky	Trustee,	Indefinite	Managing Partner,	1	None
c/o GoodHaven Capital	President	Term;	GoodHaven Capital
Management LLC	and	Since	Management, LLC
374 Millburn Avenue,	Chairman	January	(Advisor); Co-Portfolio
Suite 306		2016	Manager of GoodHaven
Millburn, NJ 07041			Fund (2010 to present)
Born: 1964

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
And Age	Trust	Served	During Past Five Years	Trustees	5 Years

Lynn Iacona	Secretary	Indefinite	Director of Operations,	N/A	None
c/o GoodHaven Capital	and	Term;	GoodHaven Capital
Management LLC	Treasurer	Since	Management LLC
374 Millburn Avenue,		December	(Advisor)
Suite 306		2019
Millburn, NJ 07041
Born: 1972

Bernadette Murphy	Chief	Indefinite	Director, Vigilant	N/A	None
Vigilant	Compli-		Compliance, LLC from
Compliance, LLC	ance	Term;	July 2018 to present;
c/o GoodHaven Capital	Officer	Since	Director of Compliance
Management LLC		December	and Operations, B. Riley
374 Millburn Avenue,		2019	Dialectic Capital
Suite 306			Management, LLC from
Millburn, NJ 07041			April 2017 to July 2018;
Born: 1964			Chief Compliance
Officer, Dialectic Capital
Management, LP from
October 2015 to April
2017; Vice President
Administration/
Compliance Manager
from 2013 to 2015,
Dialectic Capital
Management, LLC

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (1-855-654-6639) and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (1-855-654-6639) or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (1-855-654-6639). Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (1-855-654-6639) to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (1-855-654-6639). Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the year ended November 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction was 100.00%.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does GoodHaven
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

protect my personal information?	Our service providers must represent to us that they will protectany personal information through similar safeguards and security.
How does GoodHaven collect my personal information?	We collect your personal information, for example, when you
• open an account or give us your income
• give us contact information or seek advice about your investments
• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

 (This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
405 Lexington Ave
New York, New York 10174

GoodHaven Fund
1-855-OK-GOODX (1-855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Steven Tishman is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

GoodHaven Fund
	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$19,000	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial and Accounting Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          GoodHaven Funds Trust

By (Signature and Title)      /s/Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal
Financial and Accounting Officer

Date    January 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal
Financial and Accounting Officer

Date    January 30, 2020

* Print the name and title of each signing officer under his or her signature.